SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                 ----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) May 24, 2002


                                 MIM Corporation
                                 ---------------
             (Exact name of registrant as specified in its charter)


        Delaware                  0-28740                      05-0489664
-------------------------  ------------------------    -------------------------
(State of incorporation) (Commission File Number)        (IRS Employer
                                                         Identification No.)

        100 Clearbrook Road, Elmsford, NY                     10523
   --------------------------------------------        --------------------
    (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (914) 460-1600
                                                           --------------


                -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes In Registrant's Certifying Accountant.

     The Audit Committee of the Board of Directors of MIM Corporation (the "Company") annually considers and recommends to the Board of Directors the selection of the Company's independent public accountants. On May 24, 2002, the Audit Committee advised and recommended to the Company's Board of Directors that the Company terminate Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engage Ernst & Young LLP ("E&Y") to serve as the Company's independent public accountants for the year ending December 31, 2002. On May 24, 2002, the Board of Directors, based on the advice and recommendation of the Audit Committee, dismissed Andersen as the Company's independent public accountants and engaged E&Y to serve as the Company's independent public accountants for the year ending December 31, 2002. The Company notified Andersen and E&Y of the Board's decision on May 24, 2002.

     Andersen's reports on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

     The Company has provided Andersen with a copy of the disclosures contained herein. At the Company's request, Andersen has provided it with a letter addressed to the U.S. Securities and Exchange Commission, dated May 29, 2002, stating its agreement with such statements. A copy of this letter is filed herewith as Exhibit 16.

     During the Company's two most recent fiscal years and through May 24, 2002, the date of Andersen's dismissal, the Company did not consult with E&Y on (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or reportable event.


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



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.  The following Exhibit is filed with this Report:


Exhibit Number      Description of Exhibit
--------------      ----------------------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 29, 2002.




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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date:  May 29, 2002                        MIM CORPORATION



                                           By: /s/ Barry A. Posner
                                               -----------------------
                                               Barry A. Posner, Executive
                                               Vice President and Secretary



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





                                  EXHIBIT INDEX



Exhibit Number      Description of Exhibit
--------------      ----------------------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 29, 2002.



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